                                                                    EXHIBIT 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have issued our report  dated March 16, 2004, accompanying  the  consolidated financial  statements included in the Annual Report of WebFinancial  Corporation and  Subsidiaries  on Form  10-KSB/A for the year ended  December  31, 2003.  We hereby  consent  to  the  incorporation  by  reference  of  said  report  in the
Registration Statement of WebFinancial  Corporation and Subsidiaries on Form S-8
(File No. 33-335606, effective April 26, 2000).

/s/GRANT THORNTON LLP

Salt Lake City, Utah
June 29, 2004